Note Payable	6 Months Ended	12 Months Ended
	Jan. 31, 2016	Jul. 31, 2015
Notes to Financial Statements
Note 5 - Note Payable

The Company has received $17,500 under a promissory note agreement with a third party in July 2012. An additional $4,000 was received under this Note in 2014. Interest and principal were due on September 15, 2012. The Company is currently in default on this Note. Per the note agreement, interest of $10,993 was accrued through January 31, 2016 and has been disclosed on the balance sheets as accounts payable and accrued interest.

The Company received $17,500 under a promissory note agreement in July 2012. Per the note agreement, interest of $9,446 was accrued through July 31, 2015. An additional $4,000 was received under this Note in 2014. Interest and principal were due on September 15, 2012. The Company is currently in default on this note. Interest of $9,446 has been accrued on this Note and has been disclosed on the Balance sheet s Accounts Payable and Accrued Interest.